                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                October 16, 2000
                Date of Report (Date of Earliest Event Reported)


  GreenPoint Mortgage Securities Inc. (as Sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of the GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1999-2)

                       GREENPOINT MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                   Delaware                             333-79833                          68-0397342
                   --------                             ---------                          ----------
 (State or Other Jurisdiction of Incorporation)    (Commission File Number)   (I.R.S. Employer Identification No.)


          700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
          ----------------------------------------------------------
                   (Address of Principal Executive Offices)



                                (415) 461-6790
                                --------------
                        (Registrant's Telephone Number,
                             Including Area Code)

                                Not Applicable
                                --------------
         (Former Name or Former Address, if Changed Since Last Report)

                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.    Other Events
           ------------

           GreenPoint Mortgage Securities Inc. (the "Company") is Sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of the GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1999-2 (the "Series 1999-2 Notes").

           The following exhibit which relates specifically to the Series 1999-2 Notes is included with this Current Report:

Item 7(c). Exhibits
           --------

           10.1 Monthly Payment Date Statement distributed to holders of Series 1999-2 Notes dated October 16, 2000.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 13, 2000



                                     GREENPOINT MORTGAGE
                                     SECURITIES INC.



                                     By:  /s/ Gilbert J. MacQuarrie
                                        ----------------------------------------
                                        Gilbert J. MacQuarrie
                                        Vice President, Treasurer and Secretary
                                        (Principal Financial Officer
                                        and Principal Accounting Officer)

                                 EXHIBIT INDEX

Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1  Monthly Payment Date Statement distributed to holders
      of Series 1999-2 Notes dated October 16, 2000........................5